Exhibit 99.1

December 17, 2014

ZAGG Inc Updates 2014 Guidance

●   Net sales forecast increased to $250 - $255 million

●   Annual corporate gross margin forecast in the low 30's

●   Adjusted EBITDA forecast increased to $30 - $32 million

SALT LAKE CITY, Dec. 17, 2014 (GLOBE NEWSWIRE) -- ZAGG Inc (Nasdaq:ZAGG), a leading mobile device accessories company, released today updated financial guidance for fiscal year 2014. The Company stated that net sales are forecast to be in a range of $250 - $255 million from a previous range of $225 - $235 million, with corporate gross margin in the low 30's versus the previously forecast of high 20's, and Adjusted EBITDA in a range of $30 - $32 million versus the previous forecast of $15 - $20 million.

"I'm very pleased with the strong finish to the year, demonstrating the impact of the return to growth strategy we put in place in late 2013. Net sales at year end have benefited from stronger than expected sell through of accessories for the recent iPhone and iPad launches, and newly gained placement in key retailers, all of which exceeded our earlier forecasts. The company also experienced better than anticipated gross margin contribution due to a higher percentage of sales from the screen protection category than previously projected," said Randy Hales, President and Chief Executive Officer. "The ZAGG executive team has successfully implemented our 2014 strategy to return to revenue growth by selling more to our existing customers, improving the InvisibleShield market share, adding new retail channels, and growing our international business."

"In the past two months, we added new placement for our screen protection line, and were well positioned in the channel to benefit from one of the most successful device launches in recent history. These factors have pushed profitability to higher than previously anticipated levels," said Brandon O'Brien, Chief Financial Officer. "We are increasing the Adjusted EBITDA guidance due to better than expected net sales, the gross margin benefit of a higher percentage of screen protection sales, and the leverage that we experience from higher revenue over our fixed costs."

The Company will hold a conference tomorrow, December 18, 2014 at 8:30am Eastern Standard Time to discuss the guidance revisions. To access the call, please dial (866) 501-1537 (U.S. and Canada) and (253) 237-1156 (International), and reference the conference ID "56371980".

ZAGG will be highlighting new products and featuring the complete family of ZAGG, invisibleSHIELD® and iFrogz brands at

2015 International CES in the Las Vegas Convention Center's South Hall 4; ZAGG and invisibleSHIELD® at booth 35823, and iFrogz at booth 35623.

About Non-GAAP Financial Information

ZAGG considers earnings/loss before stock-based compensation expense, depreciation and amortization, impairment of investment in private company, other income/expense, and benefit/provision for income taxes ("Adjusted EBITDA") to be an important financial indicator of the Company's operational strength and the performance of its business.

Adjusted EBITDA should be considered in addition to results prepared in accordance with generally accepted accounting principles ("GAAP"), but should not be considered as a substitute for, or superior to, GAAP results.

Safe Harbor Statement

In addition to the historical information contained in this press release, this release contains (and oral communications made by ZAGG may contain) statements - specifically, statements regarding increased projections for 2014 nets sales, gross margins and Adjusted EBITDA - that relate to future events and expectations and, as such, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that express, or involve discussions as to, expectations, beliefs, plans, objectives, outlook, assumptions or future events or performance, often, but not always, through the use of words or phrases such as "anticipates," "believes," "estimates," "expects," "intends," "plans," "predicts," "projects," "targets," "forecasts" or similar expressions, are not statements of historical facts and may be forward-looking. You are cautioned that such statements are subject to a multitude of risks and uncertainties that could cause future circumstances, events or results to differ materially from those projected in the forward-looking statements. In addition to any assumptions and other factors and matters referred to specifically in connection with such forward-looking statements, factors that could cause actual results or outcomes to differ materially from those contained in forward-looking statements include the following: (a) the ability to design, produce, and distribute the creative product solutions required to retain existing customers and to attract new customers; (b) building and managing marketing and distribution functions sufficient to gain meaningful international market share for ZAGG's products; (c) the ability to respond quickly with appropriate products after the adoption and introduction of new mobile devices by major manufacturers like Samsung and Apple; (d) changes or delays in announced launch schedules for new mobile devices by major manufacturers like Samsung and Apple; (e) the impact of inconsistent quality or reliability of new product offerings; (f) the impact of lower profit margins in certain new product categories; (g) a shift in customer demand from high gross margin products to products with lower gross margins; (h) managing inventory in light of constantly shifting consumer demand; (i) the impacts of changes in economic conditions, including on customer demand; (j) the failure of information systems or technology solutions or the failure to secure information system data, failure to comply with privacy laws, security breaches, or the effect on the company from cyber attacks, terrorist incidents, or the threat of terrorist incidents; and (k) adoption of or changes in accounting policies, principles, or estimates. Any forward-looking statement speaks only as of the date on which such statement is made. New factors emerge from time to time and it is not possible for management to predict all such factors, nor can it assess the impact of any such factor on the business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. Readers should also review the risks and uncertainties listed in ZAGG's most recent Annual Report on Form 10-K and other reports the company files with the U.S. Securities and Exchange Commission, including (but not limited to) Item 1A - "Risk Factors" in the Form 10-K and Management's Discussion and Analysis of Financial Condition and Results of Operations and the risks described therein from time to time. ZAGG disclaims any obligation to update publicly any forward-looking information, whether in response to new information, future events, or otherwise, except as required by applicable law.

Supporting Resources

●  ZAGG products

●  ZAGG investor relations

●  ZAGG on Facebook

●  ZAGG on Twitter

●  ZAGG on YouTube

●  ZAGG blog

About ZAGG Inc:

ZAGG Inc (Nasdaq:ZAGG) and its subsidiaries (the "company") design, produce and distribute creative mobile accessory solutions. The company's three distinct brands -- ZAGG, iFrogz and invisibleSHIELD® -- offer solutions such as keyboards, cases, screen protection, audio, power management and gaming products. ZAGG serves as the professional, work-hard technology-based product line; iFrogz is the fun, trend-driven, clever and colorful product line; and invisibleSHIELD is the durable, scientifically-formulated, protective product line. ZAGG Inc distinguishes itself by offering industry-leading products through targeted global distribution channels, with the broadest product offering in its sector. More information about the company and its brands is available at ZAGG.com.

CONTACT:  Investor Relations:
ZAGG Inc

Kim Rogers

801-506-7008

kim.rogers@zagg.com

Media:
Edelman

Roman Skuratovskiy

650-762-2835

roman.skuratovskiy@edelman.com

Company:

ZAGG Inc

Nathan Nelson

801-506-7341
nnelson@zagg.com

Source: ZAGG Inc

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